                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 26, 2002
(Date of earliest event reported)

Commission File No. 333-38154



                       Banc of America Funding Corporation
                 ----------------------------------------------

        Delaware                                 56-1930085
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(State of Incorporation)            (I.R.S. Employer Identification No.)

   100 North Tryon Street, Charlotte, North Carolina                   28255
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Address of principal executive offices                               (Zip Code)

                                 (704) 386-2400
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               Registrant's Telephone Number, including area code


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                 (Former name, former address and former fiscal
                       year, if changed since last report)



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ITEM 5. Other Events
        ------------

               Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.



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ITEM 7. Financial Statements and Exhibits
        ---------------------------------

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                    Description
----------                     -----------

      (99)                     Computational Materials
                               prepared by Banc of America
                               Securities LLC in connection
                               with Banc of America Funding
                               Corporation, Mortgage
                               Pass-Through Certificates,
                               Series 2002-2




                                      -3-

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       BANC OF AMERICA FUNDING CORPORATION

November 26, 2002

                                    By:    /s/ Michael P. Schoffelen
                                           ----------------------------------
                                    Name:  Michael P. Schoffelen
                                    Title: Senior Vice President

                                       -4-


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                                INDEX TO EXHIBITS
                                -----------------

                                                             Paper (P) or
Exhibit No.     Description                                  Electronic (E)
-----------     -----------                                  --------------

   (99)         Computational Materials                            E
                prepared by Banc of America Securities LLC in connection with Banc of America Funding
                Corporation, Mortgage Pass-Through
                Certificates, Series 2002-2





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